Exhibit 99.1


                                REVOCABLE PROXY
                                BUSINESS BANCORP
              SPECIAL MEETING OF SHAREHOLDERS - December 10, 2001

The undersigned shareholder(s) of Business Bancorp (the "Company") hereby nominates, constitutes and appoints Alan J. Lane, James W. Andrews and Ruth E. Adell, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the Main Office of Business Bank, 505 West Second Street, San Bernardino, California 92401 on Monday, December 10, 2001 at 8:00 a.m., and at any adjournment or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1. Proposal to approve the merger agreement between Business Bancorp and MCB Financial Corporation, including the resulting issuance of common shares of Business Bancorp in connection with the merger, as described in the joint proxy statement/prospectus dated _________, 2001

              [   ]     FOR    [  ]   AGAINST     [  ] AGAINST

2.       Proposal  to  approve  an  amendment  to  the  Company's   articles  of
         incorporation to increase the number of authorized shares, as described in the joint proxy statement/prospectus dated _________, 2001

              [   ]     FOR    [  ]   AGAINST     [  ] AGAINST

3. Proposal to approve an amendment to the Company's Articles of Incorporation to increase the number of board classes from two to three and an amendment to delete the reference to classes in the Bylaws as no longer necessary, as described in the joint proxy statement/prospectus dated _________, 2001

              [   ]     FOR    [  ]   AGAINST     [  ] AGAINST

4. Proposal to approve an amendment to the Company's Bylaws to eliminate cumulative voting, as described in the joint proxy statement/prospectus dated _________, 2001

              [   ]     FOR    [  ]   AGAINST     [  ] AGAINST

5. Proposal to approve an amendment to the Company's Bylaws to change the maximum and minimum number of directors, as described in the joint proxy statement/prospectus dated _________, 2001


              [   ]     FOR    [  ]   AGAINST     [  ] AGAINST


To transact such other business as may properly come before the Meeting and at any adjournment or adjournments thereof. Management at present knows of no other business to be presented at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE GIVEN, THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


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PLEASE SIGN AND DATE ON REVERSE SIDE.



IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES.

PLEASE SIGN AND DATE BELOW.

                                                --------------------------------
                                                       (Number of Shares)


                                                --------------------------------
                                                            Dated


                                                --------------------------------
                                                       (Please Print Name)


                                                --------------------------------
                                                    (Signature of Shareholder)


                                                --------------------------------
                                                      (Please Print Name)


                                                --------------------------------
                                                   (Signature of Shareholder)

                                                (Please date this Proxy and sign
                                                your name as it  appears on your
                                                stock  certificates.  Executors,
                                                administrators,  trustees, etc.,
                                                should  give their full  titles.
                                                All joint owners should sign.)

                                                I (We) do [ ] do not [ ]  expect
                                                to attend the Meeting. Number of
                                                Persons _____________